EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas W. Dickson, state and attest that I am the President and Chief Executive Officer of Ruddick Corporation (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
  the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.
/s/ Thomas W. Dickson
Name: Thomas W. Dickson
Title: President and Chief Executive Officer
Date:August 13, 2002